                                                                   EXHIBIT 10.46
                                 LOAN AGREEMENT


      THIS LOAN AGREEMENT is entered into as of July 6, 1998 (this "Loan Agreement") between ONCORMED, INC., a Delaware corporation (herein called "Borrower"), and GENE LOGIC INC., a Delaware corporation (herein called "Lender"). Defined terms used herein are identified on EXHIBIT A hereto unless otherwise defined herein.

                                    RECITALS

      A. Lender and Borrower have concurrently entered into the Merger
Agreement.

      B. Borrower needs working capital to continue its operations in the ordinary course of business.

      C. Lender is willing to provide interim working capital to Borrower until the closing under the Merger Agreement and on the terms and subject to the conditions set forth herein.

      D. Lender and Borrower wish to provide (1) collateral and security for the obligations of Borrower under this Loan Agreement and (2) for the repayment of advances hereunder in the event that the Merger Agreement is not consummated.

                                    AGREEMENT

      1. COMMITMENT. Subject to all the terms and conditions of this Loan Agreement and prior to the termination of its commitment as hereinafter provided, Lender hereby agrees to make loans (each a "Loan") to Borrower in such amounts as Borrower shall request pursuant to SECTION 1.C. at any time from the date hereof through February 28, 1999 (the "Availability End Date"), in an aggregate principal amount not to exceed $2,000,000 (the "Commitment"). The commitment of Lender, pursuant to the terms of this Loan Agreement, to make Loans shall expire on the Availability End Date. Borrower promises to pay to Lender the outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Loan Account on the Maturity Date (as defined below).

         A. MATURITY DATE. The Maturity Date shall be the earlier of: (i)
March 31, 1999; or (ii) in the event that the Merger Agreement is not consummated in accordance with its terms, the date on which Borrower obtains alternate financing in an amount of at least $2,000,000 on terms satisfactory to Borrower in its sole discretion; or (iii) the date on which Borrower sells or otherwise disposes of all or substantially all of its assets or business, or liquidates, dissolves, merges or consolidates, other than pursuant to the Merger Agreement (the "Maturity Date").

         B. LOANS. The amount of each Loan made by Lender to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Lender for the Commitment (herein called the "Loan Account") and Lender shall credit the Loan Account with all loan repayments in respect thereof made by Borrower. When Borrower desires to obtain a Loan, Borrower shall notify Lender (which notice shall be signed by an officer of Borrower and shall be irrevocable) in accordance with SECTION 2 hereof (the "Loan Request"). Each Loan made by Lender shall be evidenced by a separate note, substantially in the form of EXHIBIT B attached hereto and incorporated herein by this reference (each a "Note" or collectively, "Notes"), executed by Borrower and made payable to the order of Lender. Any Loan may be prepaid, in whole or in part, from time to time without penalty or premium. Partial prepayments shall be in an amount equal to $10,000 or a greater amount which is an integral multiple thereof. Borrower shall give Lender prior notice of at least one business day before any such prepayment.

                                       1.

         C. CONDITIONS TO ADVANCES.

               (1) INITIAL ADVANCE. The initial advance shall be $500,000. The following conditions must be satisfied prior to such initial advance:

                        (a) The Merger Agreement shall have been executed and delivered by Borrower and Lender; and

                        (b) Borrower shall have delivered to Lender a duly executed note in the form of EXHIBIT B hereto and in the principal amount of $500,000.

               (2) ADDITIONAL ADVANCES. Each additional advance (other than the initial advance) (each an "Additional Advance") shall not exceed $500,000. The following conditions must be satisfied prior to each Additional Advance:

                        (a) Borrower shall have delivered to Lender a duly executed Loan Request in the form of EXHIBIT C hereto and in the amount established pursuant to SECTION 3 below;

                        (b)  There shall not be subsisting any Advance
Limitation;

                        (c) Borrower shall have delivered to Lender a duly executed note in the form of EXHIBIT B hereto and in the principal amount of the Additional Advance;

                        (d) Borrower shall have provided Lender with satisfactory evidence that Borrower has obtained the Required Consents; and

                        (e)  The Merger Agreement has not been terminated.

Notwithstanding any of the foregoing provisions contained in this SECTION 1, prior to the first Additional Advance, the Lender shall have received an opinion of counsel to the Borrower in form and substance satisfactory to Lender and covering the matters set forth on EXHIBIT D hereto.

         D. INTEREST RATE. Interest shall accrue on the sum of the daily unpaid principal balance of the Loan Account outstanding on each day in lawful money of the United States of America, from the date of the advance of the initial Loan through the Maturity Date, which interest shall be payable in arrears at the rate per annum that Citibank N.A. has announced as its prime lending rate and shall be due and payable on the Maturity Date. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the Loan Account is outstanding divided by 360, which shall for interest computation purposes be considered one (1) year.

      2. LOAN REQUESTS. Loan Requests shall be in the form of EXHIBIT C attached hereto and incorporated herein by this reference and accompanied by a duly executed note in the amount of the requested advance and in the form specified in SECTION 1.B. above.

      3. AMOUNTS OF ADDITIONAL ADVANCES. Additional Advances may be requested by Borrower on or about the first day of each month commencing August 1, 1998. Commencing July 20, 1998, on or before the twentieth (20th) day of each month, Borrower will provide Lender with a budget for the next succeeding calendar month which budget shall set forth the estimated expenditures and amount of cash and cash equivalents of

                                       2.

Borrower at the end of such succeeding month. Lender shall have five (5) business days to respond to such proposed budget and if Lender does not approve such budget within five (5) business days, than Lender and Borrower shall negotiate a mutually agreeable budget. The amount of the Additional Advance for that month shall not exceed the lesser of (i) $500,000, or (ii) that amount which will result in Borrower having a projected amount of cash and cash equivalents equal to $1,000,000 at the end of such succeeding month.

      4. DEFAULT INTEREST. From and after the Maturity Date or such earlier date as all sums owing under any Loan Account becomes due and payable by acceleration or otherwise, at the option of Lender all sums owing under the applicable Loan Account shall bear interest until paid in full at a rate equal to the lesser of (a) five percent (5.0%) per annum in excess of the then applicable interest rate provided for in SECTION 1.D hereof or (b) the maximum amount permitted to be charged by applicable law, until all obligations hereunder are repaid in full.

      5. REPRESENTATIONS AND WARRANTIES. Lender has relied on the representations and warranties set forth in Article 2 of the Merger Agreement which are incorporated herein as if made on the date hereof. Borrower further represents and warrants to Lender: (a) That the execution, delivery and performance of each of the Loan Documents are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected; and (b) Borrower is, and at the time the Collateral becomes subject to Lender's security interest will be, the true and lawful owner of and has, and at the time the Collateral becomes subject to Lender's security interest will have, good and clear title to the Collateral, subject only to Lender's rights therein and to Permitted Liens.

      6. NEGATIVE COVENANTS. Borrower agrees that so long as any loans, obligations or liabilities remain outstanding or unpaid to Lender or the commitment of Lender hereunder is in effect, neither Borrower, nor any of its subsidiaries ("Subsidiaries") will, without the prior written consent of Lender:

         A. Make any substantial change in the character of its business as now conducted;

         B. Sell, dispose of or grant a security interest in any of the Collateral other than to Lender (other than the disposing of such Collateral in the ordinary and normal course of its business as now conducted, including, without limitation, pursuant to existing obligations to Incyte Pharmaceuticals, Inc., or other assets which are obsolete or otherwise considered surplus), or execute any financing statements covering the Collateral in favor of any secured party or Person other than Lender;

         C. Purchase or otherwise acquire all or substantially all of the assets or business of any Person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore, except pursuant to the Merger Agreement; or, except in the ordinary and normal course of its business as now conducted, sell (including, without limitation, the selling of any property or other asset accompanied by the leasing back of the same) any assets including any fixed assets, any property, or other assets necessary for the continuance of its business as now conducted; and

         D. Declare or pay any dividend or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock other than in dividends or distributions payable in Borrower's or any such Subsidiary's capital stock.

      7. AFFIRMATIVE COVENANTS. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Lender or the commitment of Lender hereunder is in effect, it will:

         A. Use its best efforts to obtain the Required Consents;

                                       3.

         B. Upon the failure by Borrower to pay any and all amounts due under this Agreement on the Maturity Date, transfer all of its right, title and interest in, to and under the Tissue Biorepository to Lender;

         C. Furnish Lender from time to time such financial statements and financial information as Lender may reasonably request and inform Lender immediately upon the occurrence of a material adverse change therein;

         D. Promptly notify Lender of (a) any attachment or other legal process levied against any of the Collateral, and (b) any information received by Borrower relative to the Collateral, including other Persons obligated in connection therewith, which may materially and adversely affect the value of the Collateral or the rights and remedies of Lender in respect thereto;

         E. Reimburse Lender upon demand for any and all legal costs, including reasonable attorneys' fees, and other expenses incurred in collecting any sums payable by Borrower hereunder, enforcing any term or provision of this Loan Agreement, the Notes or the General Security Agreement;

         F. Maintain and preserve all rights, franchises and other authority adequate and necessary for the conduct of its business and maintain and preserve its existence in the state of its incorporation and any other state(s) in which Borrower conducts its business, except where the failure to do so would not have a Material Adverse Effect;

         G. Pay and discharge, before the same becomes delinquent and penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and any of its other liabilities at any time existing, except to the extent and so long as: (1) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any Material Adverse Effect or the loss of any right of redemption from any sale thereunder; and (2) it shall have set aside on its books reserves (segregated to the extent required by GAAP);

         H. Maintain a standard and modern system of accounting in accordance with GAAP on a basis consistently maintained; permit Lender's representatives to have access to, and to examine its properties, books and records relating to the Collateral at all reasonable times and upon reasonable notice and subject to any confidentiality agreements between Borrower and Lender; provided that Lender shall use its best efforts to not interfere with the conduct of Borrower's business;

         I. Maintain its properties, equipment and facilities in good order and repair (ordinary wear and tear excepted);

      8. ADVANCE LIMITATIONS. The occurrence of any one or more of the following shall constitute an "Advance Limitation": (a) Termination of the Merger Agreement, the License Agreement or any Loan Document; (b) Material breach be made by Borrower of any warranty, statement, promise, term or condition, contained herein, in any other Loan Document, in the Merger Agreement or in the License Agreement, which breach shall have a Material Adverse Effect and shall not have been cured within any applicable cure period; (c) Borrower defaults in the repayment of any principal of or the payment of any interest on any indebtedness for money borrowed exceeding in the aggregate principal amount $100,000 or breaches or violates any term or provision of any promissory note, loan agreement, mortgage, indenture or other evidence of such indebtedness pursuant to which amounts outstanding in the aggregate exceed $100,000 if the effect of such breach is to permit the acceleration of such indebtedness; (d) Borrower becomes insolvent or makes an assignment for the benefit of creditors;
(e) Any proceeding be commenced by Borrower under any Bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute or, any such a proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Loans will be made prior to the dismissal of

                                       4.

such proceeding); (f) Any material money judgment or writ of attachment, garnishment or execution, be entered against Borrower or issued against any property of Borrower which is not fully covered by insurance (subject to reasonable deductibles) and remains unvacated, unbonded, unstayed or unpaid or undischarged for more than thirty (30) days (whether or not consecutive) or in any event later than five (5) days prior to the date of any proposed sale thereunder.

      9. REMEDIES. Upon the occurrence and during the continuation of (a) the failure by Borrower to pay in full the amount of all principal and interest due on the Maturity Date, (b) any breach by Borrower of the negative covenants set forth in SECTION 6.B. hereof, or (c) any Advance Limitation set forth in
SECTION 8(d) OR 8(e) (each an "Event of Default"or collectively, "Events of Default"), Lender may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (i) Terminate its obligation to make loans to Borrower as provided in SECTION 1 hereof; (ii) Declare all sums secured hereby immediately due and payable; (iii) Immediately take possession of the Collateral wherever it may be found, using all legally permissible means to do so, or require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Borrower and Lender, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (iv) Proceed in the foreclosure of Lender's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (v) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Lender may determine, and Lender may purchase same at any such sale; (vi) Retain the Collateral in full satisfaction of the obligations secured thereby to the extent permitted under the Uniform Commercial Code; or (vii) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Lender may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Lender may deem advisable, and any sums expended therefor by Lender shall be repaid by Borrower and secured hereby. Lender shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Lender from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of the Collateral to pay all obligations secured by this Loan Agreement, Borrower hereby promises and agrees to pay Lender any deficiency.

      10. APPLICABLE LAW; JURISDICTION. This Agreement is made under, and shall be construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law. In any action between or among any of the parties, whether arising out of this Agreement or otherwise:
(a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in Maryland; (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in Montgomery County, Maryland; (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 8.7 of the Merger Agreement.

      11. NOTICES. Unless otherwise provided in this Agreement, all notices or demands by an party relating to this Agreement or any other Loan Document shall be in writing and shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Lender or to Borrower, as the case may be, at its addresses set forth below:

         If to Borrower:        Oncormed, Inc.
                                205 Perry Parkway
                                Gaithersburg, MD 20877
                                Attn: Robert Johnston
                                Phone: (301) 208-1888
                                Fax: (301)527-1539

                                       5.

         with a copy to:        Brobeck, Phleger & Harrison
                                1633 Broadway, 47th Floor
                                New York, NY 10019
                                Attn:  Alexander D. Lynch, ,Esq.
                                Phone:  (212) 581-1600
                                Fax:  (212) 586-7878

         If to Lender:          Gene Logic Inc.
                                708 Quince Orchard Road
                                Gaithersburg, MD 20878
                                Attn:   Mark Gessler
                                Phone:  (301) 987-1700
                                Fax:  (301)  987-1701

         with a copy to:        Cooley Godward LLP
                                4365 Executive Drive, Suite 1100
                                San Diego, CA 92121-2128
                                Attn:  Frederick T. Muto, Esq.
                                Phone:  (619) 550-6000
                                Fax:  (619) 453-3555

      12. MISCELLANEOUS PROVISIONS.

          A. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

          B. The parties acknowledge that Borrower and Lender have previously executed the Mutual Non-Disclosure Agreement dated January 27, 1998 (the "Non-Disclosure Agreement"), which Non-Disclosure Agreement shall continue in full force and effect in accordance with its respective terms and which Non-Disclosure Agreement shall be applicable to any information obtained pursuant to any of the Loan Documents.

          C. This Agreement shall be binding upon and inure to the benefit of and be enforceable by Lender, Borrower and each of their respective successors and assigns. None of the parties, or their successors and assigns, may assign or transfer any of their respective rights, benefits or obligations under the Loan Documents without the prior written consent of the other party. Any transfer without such prior consent shall be void.

          D. No failure or delay on the part of Lender, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

          E. All rights and remedies existing under this Loan Agreement or any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          F. All headings and captions in this Loan Agreement and any related documents are for convenience only and shall not have any substantive effect.

          G. This Loan Agreement may be executed in counterparts, each of which when so delivered shall be deemed an original, but both counterparts shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by the parties hereto and execution and delivery of the Loan Documents.


                                       6.

      IN WITNESS WHEREOF, each party hereto has caused this Loan Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

LENDER:                                         BORROWER:

GENE LOGIC INC.,                                ONCORMED, INC.,
a Delaware corporation                          a Delaware corporation

By:   /s/ Michael Brennan                       By:    /s/ Timothy J. Triche
      --------------------------                       ------------------------
Name: Michael J. Brennan                        Name: Timothy J. Triche
Title: President & CEO                          Title: CEO


LIST OF EXHIBITS AND SCHEDULES:

EXHIBIT A:  Definitions
      SCHEDULE 1 TO EXHIBIT A:  List of Specific Permitted Liens
      SCHEDULE 2 TO EXHIBIT A:  List of Biorepository Contracts

EXHIBIT B:  Form of Promissory Note

EXHIBIT C:  Form of Borrowing Notice

EXHIBIT D:  Form of Opinion of Counsel to Borrower

                                    EXHIBIT A

                                   DEFINITIONS

      "ADVANCE LIMITATION" has the meaning set forth in SECTION 8.

      "BIOREPOSITORY CONTRACTS" means all of the contracts listed on SCHEDULE 2 attached hereto and incorporated herein by this reference.

      "COLLATERAL" means any and all personal property of Borrower which is assigned or hereafter is assigned to Lender as security or in which Lender now has or hereafter acquires a security interest, or pursuant to the terms of the General Security Agreement or otherwise.

      "EVENT OF DEFAULT" has the meaning set forth in SECTION 9.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by the significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

      "GENERAL SECURITY AGREEMENT" means that certain General Security dated of even date herewith, made by Borrower in favor of Lender.

      "LICENSE AGREEMENT" means that certain Non-Exclusive License Agreement` dated of even date herewith, made by Borrower in favor of Lender.

      "LIEN" means any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor, upon or with respect to any property or assets.

      "LOAN ACCOUNT" has the meaning set forth in SECTION 1.

      "LOAN DOCUMENTS" means this Loan Agreement and the General Security Agreement dated of even date herewith, each as executed by Borrower in favor of Lender, together with all other documents entered into or delivered pursuant to any of the foregoing, in each case as originally executed or as the same may from time to time be modified, amended, supplemented or restated.

      "LOANS"  means the Loans advanced pursuant to SECTION 1.

      "MATERIAL ADVERSE EFFECT" shall have the meaning set forth in the Merger Agreement.

      "MATURITY DATE" has the meaning set forth in SECTION 1.B.

      "MERGER AGREEMENT" means that certain Agreement and Plan of Merger and Reorganization dated July 6, 1998, by and among Lender, Gene Logic Acquisition Corp. and Borrower.

      "PERMITTED LIENS" means the following:

                                   Exhibit A

            (1) liens and security interests existing as of this date and disclosed in SCHEDULE 1 attached hereto and incorporated herein by this reference;

            (2) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings;

            (3) liens and security interests (a) upon or in any equipment acquired or held by Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment and in an amount not greater than the purchase price thereof or (b) existing on such equipment at the time of its acquisition, provided that the lien and security interest is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

            (4) liens consisting of leases or subleases and licenses and sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and any interest or title of a lessor or licensor under any lease or license, as applicable;

            (5) liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons or entities imposed without action of such parties, provided that the payment thereof is not yet required;

            (6) liens incurred or deposits made in the ordinary course of Borrower's business in connection with worker's compensation, unemployment insurance, social security and other like laws;

            (7) liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default;

            (8) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not interfering in any material respect with the ordinary conduct of Borrower's business;

            (9) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

            (10) liens that are not prior to Lender's security interest which constitute rights of set-off of a customary nature;

            (11) any interest or title of a lessor in equipment or property subject to any; and

            (12) any liens arising from the filing of any financing statements relating to leases.

      "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

      "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

                                   Exhibit A

      "REQUIRED CONSENTS" means any and all third party consents required by the Biorepository Contracts which are necessary in order to effectuate an assignment to Lender of all of Borrower's right, title and interest in, to and under the Biorepository Contracts.

      "SUBORDINATED DEBT" means indebtedness of Borrower, the repayment of principal of which is fully subordinated in time and right of payment to the Loans, and has been approved in Lender's sole and absolute discretion and in writing.

      "TISSUE BIOREPOSITORY" means Borrower's library of tissue samples which is primarily located at Childrens Hospital Los Angeles in Los Angeles, California and Borrower's rights with respect to a library of tissue samples located at Creighton University Medical School in Omaha, Nebraska.









                                   Exhibit A

                             SCHEDULE 1 TO EXHIBIT A

                            SPECIFIC PERMITTED LIENS











                             Schedule 1 to Exhibit A

                             SCHEDULE 2 TO EXHIBIT A

                         LIST OF BIOREPOSITORY CONTRACTS



1. The Biorepository Agreement dated as of January 29, 1998, by and between Borrower and Childrens Hospital Los Angeles.


2. The Services Agreement dated as of July 31, 1995, by and between Borrower and The Hereditary Cancer Institute.


3.    The Sponsored Research and License Agreement dated as of
September 1, 1995, by and among Borrower, The Hereditary Cancer Institute and Creighton University Medical School.


                             Schedule 2 to Exhibit A

                                    EXHIBIT B

                             FORM OF PROMISSORY NOTE



$
 --------------------------------                                        [Date]
                                                               [City], Maryland


      FOR VALUE RECEIVED, ONCORMED, INC., a Delaware corporation ("BORROWER"), hereby unconditionally promises to pay to the order of GENE LOGIC INC., a Delaware corporation ("LENDER") or the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of _________________________ Dollars ($__________) (the "LOAN") together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

      This Promissory Note is one of the Notes referred to in and is executed and delivered in connection with that certain Loan Agreement dated as of July 6, 1998, and executed by Borrower in favor of Lender (as the same may from time to time be amended, modified or supplemented or restated, the "LOAN AGREEMENT"). Additional rights and obligations of Lender are set forth in the Loan Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

      1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be due and payable on the Maturity Date. This Note may be prepaid, in whole or in part, in integral payments of $10,000.

      2. INTEREST RATE. Interest at the rate set forth in the Loan Agreement shall accrue on the sum of the daily unpaid principal balance of the Loan Account outstanding on each day in lawful money of the United States of America, from the date of the advance of the initial Loan through the Maturity Date.

            3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable at the office of Lender, 708 Quince Orchard Road, Gaithersburg, MD 20878, unless another place of payment shall be specified in writing by the holder hereof.

      4. APPLICATION OF PAYMENTS. Payment on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.

      5. SECURED NOTE. The full amount of this Note is secured by the Collateral identified and described as security therefor in the General Security Agreement (as defined in the Loan Agreement) executed by and delivered by Borrower.

      6. DEFAULT. Each of the Events of Default specified in the Loan Agreement shall be "EVENT OF DEFAULT" hereunder.

                                Exhibit B

      7. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

      8. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

      9. SUCCESSORS AND ASSIGNS. The provisions of this Note shall be binding on any successor to Borrower and shall inure to the benefit of and extend to any holder hereof. Neither of the parties, or their successors and assigns, may assign or transfer any of their respective rights, benefits or obligations under this Note without the prior written consent of the other party. Any transfer without such prior consent shall be void.


BORROWER                        ONCORMED, INC.



                                By:
                                   ----------------------------
                                Printed Name:
                                             ------------------
                                Title:
                                      -------------------------

                                Exhibit B

                                    EXHIBIT C

                            FORM OF BORROWING NOTICE


                                                                  Date:
                                                                       --------

TO:   GENE LOGIC INC.

      --------------------------
      --------------------------
      Attention:
                ----------------

RE: Loan Agreement dated as of July 6, 1998 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"), by and among ONCORMED, INC., a Delaware corporation, as the borrower (the "Borrower") and GENE LOGIC INC., as the lender (the "Lender")

Ladies and Gentlemen:

The undersigned refers to the Loan Agreement, the terms defined therein used herein as defined, and hereby gives you notice irrevocably, pursuant to Section 2 of the Loan Agreement, of the borrowing of a Loan as specified herein:

      1. The borrowing date, which shall be a business day, of the requested borrowing of a Loan is ___________ (the "Borrowing Date").

      2. The aggregate amount of the requested borrowing is $_________.

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed borrowing, before and after giving effect thereto and to the application of the proceeds therefrom, as applicable:

      A. the representations and warranties of the Borrower contained in Section 5 of the Loan Agreement are true, accurate and complete in all material respects with the same effect as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true, accurate and complete in all material respects as of such date);

      B. no Default or Event of Default has occurred and is continuing, or would result from such proposed borrowing; and





                                    Exhibit C

      C. the requested borrowing will not cause the aggregate principal amount of all outstanding Loans to exceed the Commitment as of the designated Borrowing Date.





                                ONCORMED, INC.
                                a Delaware corporation


                                By:
                                   ----------------------------
                                Name:
                                     --------------------------
                                Title:
                                      -------------------------



                                    Exhibit C

                                    EXHIBIT D

                                 FORM OF OPINION







                                    Exhibit D

We have acted as counsel for Oncormed, Inc. (the "Borrower"), in connection with a loan of money to Borrower by Gene Logic Inc. (the "Lender") under the Loan Agreement dated as of July __, 1998 (the "Loan Agreement"). We are rendering this opinion pursuant to Section __ of the Loan Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the meanings given to them in the Loan Agreement.

As used herein, the term "Loan Documents" shall mean the Loan Agreement and the General Security Agreement executed by Borrower in favor of Lender dated July __, 1998.

On the basis of the foregoing, in reliance thereon, and with the foregoing qualifications, we are of the opinion that:

      1. Borrower has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

      2. The execution and delivery by Borrower of the Loan Agreement and of any other Loan Documents to which Borrower is a party and the borrowing of Borrower pursuant thereto do not violate any provision of Borrower's Certificate of Incorporation or Bylaws.

      3. The Loan Agreement and any other Loan Documents to which Borrower is a party have been duly and validly authorized, executed and delivered by the Borrower and constitute valid and binding agreements of Borrower enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by (a) general equity principles and to limitations on the availability of equitable relief including specific performance; (b) the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally.

This opinion is intended solely for your benefit and is not to be made available to or relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,


By
   ---------------------